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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 4, 1997


                       REEVES TELECOM LIMITED PARTNERSHIP
                  (NAME CHANGED FROM REEVES TELECOM ASSOCIATES)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         SOUTH CAROLINA                  110-9305                57-0700063
  (STATE OR OTHER JURISDICTION         (COMMISSION            (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)      FILE NUMBER)          IDENTIFICATION NO.)


                       C/O GRACE PROPERTY MANAGEMENT, INC.
                        P.O. BOX 163, 55 BROOKVILLE ROAD
                            GLEN HEAD, NEW YORK 11545
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 686-2201
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         In January and February 1997 the General Partner of the Registrant undertook a review of certain operating and administrative expenses for the purpose of reducing, to the extent possible, such expenses. In connection with such review, the General Partner sought quotes from certain nationally recognized accounting firms, including the then current auditor, KPMG Peat Marwick LLP, for auditing the Partnership's financial statements for Fiscal 1996. Based upon the quotes received, on February 4, 1997 the General Partner dismissed KPMG Peat Marwick LLP and retained Coopers & Lybrand LLP.

         The Independent Auditors' Report, prepared by KPMG Peat Marwick LLP, relating to the Partnership's audited financial statements as of and for the year ended December 31, 1995 states, in part: "The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 12 to the financial statements, the Partnership's recurring losses from operations and liquidity position raise substantial doubts about the entity's ability to continue in existence while attempting to sell the remaining assets of the Partnership. Management's plans in regard to these matters are also described in Note 12. The financial statements do not include any adjustments relating to recoverability and classification of reported asset amounts or the amounts and classification of liabilities that might result should the Partnership be unable to continue in existence." The same, or similar, statement has appeared in the Independent Auditors' Report relating to audited financial statements for each of the last five years and the quarter ended December 31, 1994.

         There were not, during the Partnership's two most recent fiscal years and any subsequent interim period preceding the dismissal, any disagreements with KPMG Peat Marwick LLP or its predecessors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick LLP or its predecessors, would have caused KPMG Peat Marwick LLP or its predecessors to make a reference to the subject matter of the disagreements in connection with its reports.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Attached as Exhibit 1 is a letter dated May 6, 1997 from KPMG Peat Marwick LLP to the Securities and Exchange Commission relating to the matter set forth above.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       REEVES TELECOM LIMITED PARTNERSHIP

SIGNATURES                          TITLE                       DATE


By:  Grace Property
Management, Inc.               General Partner                May 6, 1997



By:  /s/ DAVIS P. STOWELL
     ----------------------
     Davis P. Stowell
     Vice President


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